PROG Internal PROG Holdings, Inc. Q4 2023 Earnings Supplement February 21, 2024 Exhibit 99.2

2 Statements in this earnings supplement regarding our business that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as "continue", "allow", "believe", "payable", "expects", "outlook", and similar forward-looking terminology. These risks and uncertainties include factors such as (i) continued volatility and challenges in the macro environment and, in particular, the unfavorable effects on our business of significant inflation, elevated interest rates, and fears of a recession, and the impact of those headwinds on: (a) consumer confidence and customer demand for the merchandise that our POS partners sell, in particular consumer durables; (b) our customers’ disposable income and their ability to make the lease and loan payments they owe the Company; (c) the availability of consumer credit; and (d) our overall financial performance and outlook; (ii) our businesses being subject to extensive laws and regulations, including laws and regulations unique to the industries in which our businesses operate, that may subject them to government investigations and significant monetary penalties and compliance-related burdens, as well as an increased focus by federal, state and local regulators on the industries within which our businesses operate, including with respect to consumer protection, customer privacy, third party and employee fraud and information security; (iii) deteriorating macroeconomic conditions resulting in the algorithms and other proprietary decisioning tools used in approving Progressive Leasing and Vive customers for leases and loans no longer being indicative of their ability to perform, which may limit the ability of those businesses to avoid lease and loan charge-offs or may result in their reserves being insufficient to cover actual losses; (iv) the impact of the cybersecurity incident experienced by Progressive Leasing in September 2023 and expenses incurred in connection with responding to the matter, including the litigation filed in response to that incident, or any regulatory proceedings that may result from the incident; (v) a large percentage of the Company’s revenues being concentrated with several of Progressive Leasing’s key POS partners; (vi) the risks that Progressive Leasing will be unable to attract new POS partners or retain and grow its business with its existing POS partners; (vii) Vive’s and Four’s business models differing significantly from Progressive Leasing’s, which creates specific and unique risks for each of the Vive and Four businesses, including Vive’s reliance on a limited number of bank partners to issue its credit products and each of Vive’s and Four’s exposure to the unique regulatory risks associated with the laws and regulations that apply to each of their businesses; (viii) our ability to continue to protect confidential, proprietary, or sensitive information, including the personal and confidential information of our customers, which may be adversely affected by cyber-attacks, employee or other internal misconduct, computer viruses, electronic break-ins or "hacking", or similar disruptions, any one of which could have a material adverse impact on our results of operations, financial condition, and prospects; (ix) our cost reduction initiatives may not be adequate or may have unintended consequences that could be disruptive to our businesses, including with respect to our global workforce strategy; (x) the risk that our capital allocation strategy, including our current stock repurchase and dividend programs, as well as any future debt repurchase program, will not be effective at enhancing shareholder value and may have an adverse impact on our cash reserves; (xi) the loss of the services of our key executives or our inability to attract and retain key talent, particularly with respect to our information technology function, may have a material adverse impact on our operations; (xii) increased competition from traditional and virtual lease-to-own competitors and also from competitors of our Vive segment; (xiii) the transactions offered by our Progressive Leasing, Vive and/or Four businesses may be negatively characterized by government officials, consumer advocacy groups or the media; (xiv) real or perceived software or system errors, failures, bugs, defects or outages, including those that may be caused by third-party vendors, may adversely affect Progressive Leasing, Vive or Four; and (xv) the other risks and uncertainties discussed under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024. Statements in this earnings supplement that are "forward-looking" include without limitation statements about: (i) the benefits expected from our stock repurchase program and from our payment of a quarterly cash dividend, and our expectations regarding paying such a dividend going forward; (ii) the health of our lease portfolio and our ability to effectively manage that portfolio performance and SG&A spending; (iii) our ability to invest in our business, including in our key growth initiatives; (iv) our expectations regarding our cash efficiency and our capital return strategy; and (v) our outlook for the first quarter and full year 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this earnings supplement. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this earnings supplement. Use of Forward-Looking Statements

3 PROG Holdings Q4 2023 Headlines • Progressive Leasing GMV of $547.6 million, up 1.2% year-over-year • Board initiates quarterly cash dividend, announces $500 million share repurchase authorization • Consolidated revenues of $577.4 million • Earnings before taxes of $28.5 million • Adjusted EBITDA of $61.0 million, decrease of 18.1% year-over-year • Diluted EPS of $0.41; Non-GAAP Diluted EPS of $0.72, down 14.3% year-over-year

4 “We were pleased to finish 2023 with financial results that matched or exceeded our outlook, as strong customer behavior and conversion rates during the holiday period drove a year-over-year increase in quarterly GMV, due in part to marketing and other initiatives we put in place with our retail partners. “Our portfolio remains healthy, and we continue to effectively manage its performance while maintaining cost discipline in the face of challenging retail conditions, enabling us to deliver strong results for both the fourth quarter and the full year. Our focus remains on our three-pillared strategy to Grow, Enhance, and Expand, while our active management of our portfolio and SG&A spend allows us to invest in key growth initiatives, positioning us for future success. “Additionally, our Board of Directors has approved payment of a quarterly cash dividend of $0.12 per share of Company common stock in the first quarter of 2024 alongside a new $500 million share repurchase authorization. We believe our cash-efficient model will allow us to reinvest in the business while pursuing a balanced capital return strategy for our shareholders." Steve Michaels President and CEO, PROG Holdings, Inc. PROG Holdings Executive Commentary

Adjusted EBITDA in millions 5 $612.1 $655.1 $592.8 $582.9 $577.4 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Non-GAAP EPSRevenue in millions 12.2% 13.7% 12.7% 12.3% 10.6% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Adjusted EBITDA as a % of PROG Holdings consolidated revenues PROG Holdings Q4 Consolidated Results $74.4 $89.7 $75.0 $71.7 $61.0 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0.84 $1.11 $0.92 $0.90 $0.72 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 • Consolidated revenue decline was driven by a lower gross leased asset balance entering the quarter • Non-GAAP EPS continued to benefit from reduction of outstanding shares. • Year-over-year decline in adjusted EBITDA was driven primarily by a decline in revenue and deleveraging of SG&A, partially offset by customer payment performance.

$592.9 $637.1 $574.8 $564.2 $557.5 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Write-Offs* as a % of Progressive Leasing revenues 6 $540.9 $418.7 $421.2 $409.2 $547.6 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 GMV in millions 6.5% 6.0% 7.1% 6.6% 7.0% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Adjusted EBITDA as a % of Progressive Leasing revenues Progressive Leasing Q4 Segment Results Revenue in millions *Provision for lease merchandise write-offs 13.6% 14.2% 13.2% 13.3% 11.8% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 • Year-over-year GMV increase was primarily driven by better-than- expected consumer demand for leasable goods during the holidays. • Revenue declined year-over-year primarily due to a decrease in lease portfolio size. • Write-offs as a percentage of revenue remained within the Company’s targeted annual range of 6-8%. • Adjusted EBITDA margin was impacted by headwinds to revenue and SG&A spend, partially offset by portfolio performance.

PROG Internal Results

8 2023 2022 Revenue $577.4 $612.1 -5.7% GAAP Net Earnings $18.6 $36.1 -48.5% Adjusted Net Earnings $32.4 $41.3 -21.5% Adjusted EBITDA $ $61.0 $74.4 -18.0% Adjusted EBITDA % 10.6% 12.2% -160 bps GAAP Diluted Earnings Per Share $0.41 $0.73 -43.8% Non-GAAP Diluted Earnings Per Share $0.72 $0.84 -14.3% Three Months Ended December 31 Change All dollar amounts in millions except EPS GAAP to non-GAAP reconciliation tables available in appendix PROG Holdings Consolidated Q4 Results

9 *(Gross debt minus cash and cash equivalents) divided by trailing 12 month adjusted EBITDA PROG Holdings Consolidated Results Shares of Common Stock Repurchased Q4 2023 1.1M Cash and Cash Equivalents As of 12/31/2023 $155.4M Gross Debt As of 12/31/2023 $600M Net Leverage Ratio* As of 12/31/2023 1.49x Cash Flow From Operations As of 12/31/2023 $204.2M Common Stock Repurchase Amount Q4 2023 $31.3M

10 2023 2022 GMV $547.6 $540.9 1.2% Revenue $557.5 $592.9 -6.0% Gross Margin % 32.9% 32.7% 20 bps SG&A % 15.0% 13.2% 180 bps Write-Off %* 7.0% 6.5% 50 bps Adjusted EBITDA $ $65.8 $80.4 -18.2% Adjusted EBITDA % 11.8% 13.6% -180 bps Three Months Ended December 31 Change *The provision for lease merchandise write-offs as a percentage of Progressive Leasing revenue All dollar amounts in millions GAAP to non-GAAP reconciliation tables available in appendix Progressive Leasing Q4 Segment Results

11 PROG Holdings Full-Year 2024 Outlook This outlook assumes a difficult operating environment with continued soft demand for consumer durable goods, no material changes in the Company's decisioning posture, an effective tax rate for non- GAAP EPS of approximately 29%, no material increases in the unemployment rate for our consumer, and no impact from additional share repurchases.

12 PROG Holdings Q1 2024 Outlook This outlook assumes a difficult operating environment with continued soft demand for consumer durable goods, no material changes in the Company's decisioning posture, an effective tax rate for non- GAAP EPS of approximately 29%, no material increases in the unemployment rate for our consumer, and no impact from additional share repurchases.

PROG Internal

Non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). Non-GAAP diluted earnings per share for the full year 2024 and first quarter 2024 outlook exclude intangible amortization expense, restructuring expenses, and accrued interest on an uncertain tax position related to Progressive Leasing’s $175 million settlement with the FTC in 2020. Non-GAAP net earnings and non-GAAP diluted earnings per share for the three and twelve months ended December 31, 2023, exclude intangible amortization expense, restructuring expenses, costs related to the cybersecurity incident, regulatory insurance recoveries, and accrued interest on an uncertain tax position related to Progressive Leasing's $175 million settlement with the FTC in 2020. Non-GAAP net earnings and non- GAAP diluted earnings per share for the three and twelve months ended December 31, 2022, exclude intangible amortization expense, restructuring expenses, impairment of goodwill and accrued interest on an uncertain tax position related to Progressive Leasing’s $175 million settlement with the FTC in 2020. The amount for the after-tax non-GAAP adjustment, which is tax effected using our statutory tax rate, can be found in the reconciliation of net earnings and earnings per share assuming dilution to non-GAAP net earnings and earnings per share assuming dilution table in this presentation. The Adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings before interest expense, net, depreciation on property and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA for the full year 2024 and first quarter 2024 outlook exclude stock-based compensation expense and restructuring expenses. Adjusted EBITDA for the three and twelve months ended December 31, 2023, exclude stock-based compensation expense, restructuring expenses, costs related to the cybersecurity incident and regulatory insurance recoveries. Adjusted EBITDA for the three and twelve months ended December 31, 2022, exclude stock-based compensation expense, restructuring expenses and goodwill impairment. The amounts for these pre-tax non-GAAP adjustments can be found in the segment EBITDA tables in this presentation. Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance. Non-GAAP net earnings, non-GAAP diluted earnings, and adjusted EBITDA provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. We believe the exclusion of stock-based compensation expense provides for a better comparison of our operating results with our peer companies as the calculations of stock-based compensation vary from period to period and company to company due to different valuation methodologies, subjective assumptions and the variety of award types. This measure may be useful to an investor in evaluating the underlying operating performance of our business. Adjusted EBITDA also provides management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance because the measures: • Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. • Are used by rating agencies, lenders and other parties to evaluate our creditworthiness. • Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share and the GAAP revenues and earnings before income taxes of the Company’s segments, which are also included in the presentation. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. 14 Use of Non-GAAP Financial Measures

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non-GAAP Net Earnings and Earnings Per Share Assuming Dilution (In thousands, except per share amounts)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non-GAAP Net Earnings and Earnings Per Share Assuming Dilution (In thousands, except per share amounts)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables Non-GAAP Financial Information Annual Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Consolidated & Progressive Leasing Adjusted EBITDA %

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Full Year 2024 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended March 31, 2024 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Full Year 2024 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended March 31, 2024 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution

PROG Internal